BROADMARK FUNDS

Broadmark Tactical Plus Fund

Supplement dated January 9, 2014 to the Prospectus of Broadmark Tactical Plus Fund dated January 4, 2013 (the "Prospectus")

The second sentence of the second paragraph under "PURCHASING AND SELLING SHARES OF THE FUND--Compensation for Distribution and Shareholder Services" in the Prospectus is deleted in its entirety and replaced with the following sentence:

These payments, which are calculated daily and paid monthly, may not exceed the annual rate of 0.15% with respect to Investor Class shares and 0.05% with respect to Institutional Class shares.

*           *           *

YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE